UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2007

TIVO INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27141	77-0463167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2160 Gold Street, Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 519-9100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2007, our Board of Directors approved amendments to Article VII of our Amended and Restated Bylaws. These amendments clarify that we may issue and transfer uncertificated shares of our common stock in addition to certificated shares. These amendments are in response to rules of the NASDAQ Global Market requiring that all traded stock be eligible for direct share registration on and after January 1, 2008. Our Amended and Restated Bylaws are attached as Exhibit 3.1 to this report and are incorporated into this report by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are included with this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws, effective as of April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

Date: April 30, 2007	By:	/s/ Steven Sordello
Steven Sordello
SVP & Chief Financial Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws, effective as of April 25, 2007.